"The successful delivery of Planetvu's live video affirms the power of Internap and VitalStream's joint value proposition," said James P. DeBlasio, chief executive officer for Internap. "Together, we're excited about the possibilities of helping our customers compete on a global scale by offering one of the industry's most comprehensive portfolios for Internet business, particularly for rich media delivery."

"Our goal was to provide an end-to-end solution that helps Planetvu deliver reliable, high quality video to its multi-national customer base," said Philip
N. Kaplan, chief operating officer and founder of VitalStream. "With VitalStream and Internap taking care of the underlying technology needs of the platform, as well as the complex requirements for live video, Planetvu can now concentrate on growing its business by offering a differentiated entertainment service."

Prior to deploying the technologies, Planetvu found the industry unprepared to service the unique requirements of delivering live video over Internet Protocol, and the structure of other standard Service Level Agreements (SLAs) did not satisfy Planetvu's quality of service demands. With the Internap proactive placeSLA, PlanetVu has a 100% uptime guarantee.

A team of Internap network engineers configured its premise-based route optimization technology to accelerate Planetvu's point-to-point backhaul of signals from CityDubai to placeCityNew York City. With network speed being critical to application availability, Internap optimizes the performance of Planetvu's live video across 6,000 miles by overcoming the distance-induced limitations of various Internet protocols. Performance culprits such as latency and packet loss are mitigated to deliver content with LAN-like speed.

Internap and VitalStream have entered into a definitive agreement pursuant to which Internap will acquire all of the capital stock of VitalStream in exchange for the issuance of approximately 11.9 million shares of Internap's common stock. Internap and VitalStream will each hold special meetings of stockholders on February 20, 2007 for the purpose of approving the acquisition. The companies anticipate that the acquisition will close as soon as practicable after the stockholder meetings, subject to approvals by Internap and VitalStream stockholders and the satisfaction of other closing conditions. The information about the transaction in this release is neither a solicitation of a proxy, an offer to purchase nor a solicitation of an offer to sell shares of Internap's common stock. Any offer of securities will only be made pursuant to the Joint Proxy Statement/Prospectus on Form S-4 filed with the Securities and Exchange Commission ("SEC") by Internap and VitalStream, a copy of which is available without charge on the SEC's website at www.sec.gov. A free copy may also be obtained from Internap or VitalStream through their Investor Contacts listed below.

About Planetvu
Planetvu Corporation provides multi-language ethnic television and entertainment products and services around the world, through the deployment of a proprietary Internet Protocol Television (IPTV) platform built and supported by leading technology companies. Through their personal computers, millions of citizens have access to their favorite television programs from their country of origin, 24 hours a day, seven days a week. The Planet IPTV platform is one of the world first global multichannel distribution services, and one of the most advanced Internet Protocol television distribution networks on the planet. For more information, please visit www.planetvu.com.

About VitalStream Holdings, Inc.
VitalStream Holdings, Inc., through its wholly owned subsidiaries that include VitalStream, Inc., is a global provider of integrated content delivery services that enable businesses to stream digital media to large audiences over the Internet. The company provides solutions, including video and audio streaming, advertising placement, reporting and analysis, live event broadcasting, media asset management, integrated Web hosting and consulting services. VitalStream's customer base includes Fortune 500 corporations, movie studios, news broadcasters, music companies and advertising agencies, including ABC Radio, CNET, Disney and the United Nations. For more information, please visit www.vitalstream.com.

About Internap
Internap is a market leader of intelligent route control solutions that bring reliability, performance and security to the Internet. The company's patented and patent-pending technologies address the inherent weaknesses of the Internet, such as latency and packetloss, enabling businesses to take full advantage of the benefits of deploying mission-critical applications such as e-commerce, VoIP, and audio/video across IP networks. Internap currently serves more than 2,200 customers throughout the country-regionU.S., Asia, Australia Canada and placeEurope. For more information, please visit the company website at www.internap.com.

Internap and Performance IP(TM) are trademarks of Internap Network Services, , and VitalStream and MediaConsole are registered trademarks of VitalStream, Inc.. All other trademarks and brands are the property of their respective owners.

Internap Forward Looking Statements
Certain information included in this press release constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, including, among others, statements regarding the closing of the transaction with VitalStream, are forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that actual results may differ materially from those contemplated by forward-looking statements. The transaction and the achievement of any anticipated benefits from the transaction are subject to significant risks and uncertainties. Many important factors that may affect Internap's and the combined company's business, results of operations and financial condition include, but are not limited to, our ability to sustain profitability; the ability to successfully integrate the operations of Internap and VitalStream; our ability to compete against existing and future competitors; pricing pressures; our ability to respond successfully to the evolution of the high performance Internet connectivity and services industry; our ability to respond successfully to technological change; our ability to deploy new access points in a cost-efficient manner; the availability of services from Internet network service providers or network service providers providing network access loops and local loops on favorable terms or at all; failure of third party suppliers to deliver their products and services on favorable terms or at all; failures in our network operations centers, network access points or computer systems; fluctuations in our operating results; our ability to secure adequate funding; the incurrence of additional restructuring charges; our ability to operate in light of restrictions in our credit facility, including our ability to maintain ratios set forth in the credit facility; our ability to attract and retain qualified personnel; our ability to protect ourselves and our customers from security breaches; our ability to protect our intellectual property; our ability to successfully complete future acquisitions; risks associated with international operations; claims relating to intellectual property rights; government regulation of the Internet; the dilutive effects of our stock price due to outstanding stock options and warrants; future sales of stock; effects of natural disasters or terrorist activity; and volatility of our stock price.

Our Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and other Securities and Exchange Commission filings discuss the foregoing risks as well as other important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition. The forward-looking statements in this release speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement for any reason.


VitalStream Forward Looking Statements
This news release contains forward-looking statements made by VitalStream in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may differ materially from those indicated by these statements. Forward-looking statements may include statements addressing future financial and operational results of the company. The following factors, among others, could cause actual results to differ materially from those described in any forward-looking statements: we may be unable to keep up with evolving industry standards and changing user needs; we are substantially dependent upon technology and services provided by third parties, we do not have long-term agreements governing the supply or license of many of these services or technologies, and most are available from only limited source; and/or we may experience technical or security problems that prevent us from delivering our services at the same level of quality or reliability. More detailed information about these factors and others that could contribute to such differences or otherwise affect our business, results of operations and financial condition are discussed in "Risk Factors" and elsewhere in the Annual Report on Form 10-K of VitalStream Holdings, Inc. and other documents periodically filed by VitalStream Holdings, Inc. with the SEC. Such forward-looking statements in this release speak only as of the date of this release. The company is under no obligation and expressly disclaims any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Media Contacts:                             Investor Contact :
CityL.A. placeCityCampbell, Internap        Andrew Albrecht, Internap
404-302-9721                                404-302-9841
lcampbell@internap.com                      aalbrecht@internap.com
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Aida Causevic / Andy Oliver                 Alex Wellins
LEWIS PR                                    The Blueshirt Group
619-516-2559                                415-217-7722
vs@lewispr.com                              alex@blueshirtgroup.com
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